UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2019

Houlihan Lokey, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37537	95-2770395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., 5th Floor Los Angeles, CA		90067
(Address of Principal Executive Offices)		(Zip Code)

(310) 788-5200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	HLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2019, the Company’s board of directors (i) increased the size of the board from eight members to nine members and (ii) elected Gillian Zucker to serve as an independent Class II director of the Company, until the 2020 Annual Meeting of Stockholders and until such time as her successor shall be duly elected and duly qualified or until her earlier death, resignation or removal. Ms. Zucker was also appointed as a member of the Company’s Audit Committee and Nominating and Corporate Governance Committee.

There are no arrangements or understandings between Ms. Zucker and any other person pursuant to which Ms. Zucker was elected as our director. There are no transactions in which Ms. Zucker has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Pursuant to the Company’s 2016 Incentive Award Plan (the “Incentive Plan”), Ms. Zucker will receive a restricted stock award of shares of class A common stock with a value equal to $100,000, which will vest in equal installments on the one-, two- and three-year anniversaries of Ms. Zucker’s election to the board of directors, subject to her continuing service through the applicable vesting dates and shall vest in full upon her death or disability in accordance with the Incentive Plan. Consistent with other independent directors, Ms. Zucker will receive an annual cash retainer for her services of $62,500 and an annual award of class A common stock with a value equal to $87,500 (each of which is prorated based on the time of service for each year). We expect to enter into our standard form of indemnification agreement for executive officers and directors with Ms. Zucker.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOULIHAN LOKEY, INC.

By:	/s/ J. Lindsey Alley
Name:	J. Lindsey Alley
Title:	Chief Financial Officer

Date: November 18, 2019